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Scudder Variable Series II




o  Scudder International Select Equity Portfolio



Prospectus

May 1, 2002
as revised July 25, 2002


Class A Shares






This prospectus should be read in conjunction with the variable life insurance or variable annuity contract prospectus. These shares are available and are being marketed exclusively as a pooled funding vehicle for life insurance companies writing all types of variable life insurance policies and variable annuity contracts.














The Securities and Exchange Commission (SEC) does not approve or disapprove these shares or determine whether the information in this prospectus is truthful or complete. It is a criminal offense for anyone to inform you otherwise.

---------------------------------------------------------------------------------------------------------------
Table of Contents


How the Portfolio Works                                       Your Investment in the Portfolio

  3   Scudder International Select Equity Portfolio             9   Buying and Selling Shares

  7   Other Policies and Risks                                  9   How the Portfolio Calculates Share Price

  8   Investment Advisor                                       10   Distributions

  8   Portfolio Subadvisor                                     10   Taxes



How the Portfolio Works

This portfolio is designed to serve as an investment option for certain variable annuity contracts and variable life insurance policies. Your investment in the portfolio is made in conjunction with one of these contracts or policies. The portfolio has its own goal and strategy.

Remember that this portfolio is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. Its share price will go up and down, so be aware that you could lose money.

Please read this prospectus in conjunction with the prospectus for your variable life insurance policy or variable annuity contract.

Scudder International Select Equity Portfolio

formerly Scudder International Research Portfolio


The Portfolio's Main Investment Strategy

The portfolio seeks capital appreciation.

The portfolio seeks to achieve its investment objective by investing in a focused list of approximately 40 stocks that the portfolio managers believe have the greatest upside potential on a rolling 12 month basis. The portfolio managers use an entirely bottom-up approach, with no active allocation between countries, regions or industries.

Under normal circumstances, the portfolio invests at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in equity securities and other securities with equity characteristics. At least 50% of the portfolio's assets will be invested in securities that are represented in the MSCI EAFE Index. However, the portfolio may invest up to 50% of its total assets in non-Index securities of companies located in the countries that make up the Index, such as Germany, Australia, Singapore and Japan. The portfolio invests in securities of issuers with a minimum market capitalization of $500 million.

To further narrow the pool of potential stocks, the managers use bottom-up analysis, looking for companies that seem poised for business improvement, whether through a rebound in their markets, a change in business strategy or other factors. The managers also draw on fundamental investment research to assemble the portfolio, looking at earnings, management and other factors of the qualifying stocks. Additionally, the managers assess the economic outlooks for various industries and the risk characteristics and potential volatility of each stock.

The managers also look for significant changes in the business environment, with an eye toward identifying industries that may benefit from these changes.

The managers may favor securities from different countries and industries at different times, while still maintaining variety in terms of the countries, industries and companies represented.

The portfolio will normally sell a stock when the managers believe it has reached its fair value, other investments offer better opportunities or when adjusting its exposure to a given industry or country.


Other Investments

While most of the portfolio's equities are common stocks, some may be other types of equities, such as convertible stocks or preferred stocks. The portfolio may also invest up to 20% of net assets in investment-grade debt securities.

The managers are permitted to use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities), although they don't intend to use them as principal investments and may not use them at all.


The Main Risks of Investing in the Portfolio

There are several factors that could hurt portfolio performance, cause you to lose money or make the portfolio perform less well than other investments.

The most important factor with this portfolio is how foreign stock markets perform -- something that depends on a large number of factors, including economic, political and demographic trends. When foreign stock prices fall, you should expect the value of your investment to fall as well. To the extent that the portfolio emphasizes a given area, such as Europe, or a given industry, factors affecting that market or industry will affect performance.

Foreign stocks tend to be more volatile than their U.S. counterparts, for reasons that include political and economic uncertainties, less liquid securities markets and a higher risk that essential information may be incomplete or wrong. In addition, changing currency rates could add to the portfolio's investment losses or reduce its investment gains. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies.

Other factors that could affect performance include:

o the managers could be wrong in the analysis of economic trends, countries, industries, companies or other matters

o a bond could fall in credit quality, go into default or be paid off earlier than expected, which could hurt the portfolio's performance

o at times, market conditions might make it hard to value some investments or to get an attractive price for them

This portfolio may appeal to investors who want a diversified international portfolio whose strategy focuses on the advisor's top research recommendations.

Performance

While a portfolio's past performance isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

Prior to May 1, 2002, the portfolio was named Scudder International Research Portfolio and operated with a different goal and investment strategy. Prior to May 1, 2001, the portfolio was named Kemper International Portfolio and operated with a different goal and investment strategy than the portfolio or Scudder International Research Portfolio. Performance would have been different if the portfolio's current policies had been in effect.

The bar chart shows how the returns for the portfolio's Class A shares have varied from year to year, which may give some idea of risk. The table shows average annual returns for the portfolio's Class A shares and a broad-based market index (which, unlike the portfolio, does not have any fees or expenses). The performance of both the portfolio and the index varies over time. All figures on this page assume reinvestment of dividends and distributions.

This information doesn't reflect charges and fees associated with the separate account that invests in the portfolio or any variable life insurance policy or variable annuity contract for which the portfolio is an investment option. These charges and fees will reduce returns.

Annual Total Returns (%) as of 12/31 each year -- Class A shares

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

  32.79      -3.59       12.83      16.49       9.46       10.02      45.71      -20.49     -24.43
------------------------------------------------------------------------------------------------------
   1993       1994       1995        1996       1997       1998        1999       2000       2001
------------------------------------------------------------------------------------------------------

For the periods included in the bar chart:
Best Quarter: 31.03%, Q4 1999                   Worst Quarter: -17.32%, Q3 1998
2002 Total Return as of March 31: 0.76%

Average Annual Total Returns (%) as of 12/31/2001

                                                                   Since 1/6/92
                             1 Year              5 Years           Life of Class
--------------------------------------------------------------------------------
Portfolio -- Class A       -24.43                 1.07                 5.84
Index                      -21.44                 0.89                 4.46*
--------------------------------------------------------------------------------

Index: The MSCI EAFE Index (Morgan Stanley Capital International Europe, Austral-Asia, Far East Index) is a generally accepted benchmark for performance of major overseas markets.

*   Since 12/31/1991

The Portfolio Managers

The portfolio's subadvisor is Deutsche Asset Management Investment Services Ltd.

The following people handle the day-to-day management of the portfolio:

Alex Tedder                                                     Stuart Kirk
Director of Deutsche Asset Management and Lead Manager to       Associate Director of Deutsche Asset Management and
the portfolio.                                                  Co-Manager to the portfolio.
  o Joined Deutsche Asset Management in 1994 and the portfolio    o Joined Deutsche Asset Management in 1995 and the
    in 2002.                                                        portfolio in 2002.
  o Previously managed European equities and responsible for      o Analyst and fund manager in London, having since
    insurance sector with 4 years of experience at Schroder         served as portfolio manager and analyst for
    Investment Management.                                          International Equity in Sydney.
  o Head of International Select Equity strategy; portfolio       o Portfolio manager for EAFE Equity and global equity
    manager and analyst for Core EAFE strategy: London.             analyst for Business Services & Transport
  o MA, Freiburg University.                                        sector: London.
                                                                  o MA, Cambridge University.
Clare Brody
CFA, Director of Deutsche Asset Management and Co-Manager of    Marc Slendebroek
the portfolio.                                                  Vice President of Deutsche Asset Management and
  o Joined Deutsche Asset Management in 1993 and the portfolio   Co-Manager of the portfolio.
    in 2002.                                                      o Joined Deutsche Asset Management in 1994 and
  o Portfolio manager with primary focus on European markets        the portfolio in 2002.
    and senior analyst covering global telecommunications and     o Over 13 years of investment industry experience.
    pulp and paper.                                               o MA, University of Leiden (Netherlands).
  o 10 years of investment industry experience.
                                                                James Pulsford
                                                                Director of Deutsche Asset Management and Consultant
                                                                to the portfolio.
                                                                  o Joined Deutsche Asset Management in 1984 and the
                                                                    portfolio in 2002.
                                                                  o 17 years of investment industry experience including
                                                                    12 years in Tokyo office specializing in small company
                                                                    investment.

Financial Highlights

This table is designed to help you understand the portfolio's financial performance. The figures in the first part of the table are for a single share. The total return figures represent the percentage that an investor in the portfolio would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the portfolio's financial statements, is included in the portfolio's annual report (see "Shareholder reports" on the back cover).

Prior to May 1, 2002, the portfolio was named Scudder International Research Portfolio and operated with a different goal and investment strategy. prior to May 1, 2001, the portfolio was named Kemper International Portfolio and operated with a different goal and investment strategy than the portfolio or Scudder International Research Portfolio. Performance would have been different if the portfolio's current policies had been in effect.

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Scudder International Select Equity Portfolio -- Class A

---------------------------------------------------------------------------------------------------------------------------
 Years Ended December 31,                                                     2001    2000^a    1999^a   1998^a    1997^a
---------------------------------------------------------------------------------------------------------------------------

Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                       $14.73    $21.45   $17.00    $16.15   $15.64
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                              .05^b     .08^b    .07^b       .17      .11
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions       (3.46)    (3.90)     6.73      1.48     1.30
---------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                         (3.41)    (3.82)     6.80      1.65     1.41
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                                     (.10)        --    (.20)     (.20)    (.20)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                            (1.98)    (2.90)   (2.15)     (.60)    (.70)
---------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                      (2.08)    (2.90)   (2.35)     (.80)    (.90)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 9.24    $14.73   $21.45    $17.00   $16.15
---------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                           (24.43)   (20.49)   45.71     10.02     9.46
---------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                        121       179      252       213      200
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                         .92       .84      .94       .93      .91
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                     .44       .47      .40       .96      .71
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                   145        87      136        90       79
---------------------------------------------------------------------------------------------------------------------------

^a On June 18, 2001, the Portfolio implemented a 1 for 10 reverse stock split. Per share information, for the periods prior to December 31, 2001, has been restated to reflect the effect of the split. Shareholders received 1 share for every 10 shares owned and net asset value per share increased correspondingly (see Notes to Financial Statements).

^b  Based on average shares outstanding during the period.

Other Policies and Risks

While the previous pages describe the main points of the portfolio's strategy and risks, there are a few other issues to know about:

Although major changes tend to be infrequent, the Board could change the portfolio's investment goal without seeking shareholder approval. The Board will provide shareholders with at least 60 days' notice prior to making any changes to the portfolio's 80% investment policy, as described herein.

o As a temporary defensive measure, the portfolio could shift 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the portfolio would not be pursuing its goal.

o The portfolio may trade securities actively. This strategy could raise transaction costs and lower performance.

o The advisor or the portfolio's subadvisor establish a debt security's credit quality when it buys a security, using independent ratings, or for unrated securities, its own credit determination. When ratings don't agree, the portfolio may use the higher rating. If a security's credit quality falls, the advisor or subadvisor will determine whether selling it would be in the portfolio's best interest.

This prospectus doesn't tell you about every policy or risk of investing in the portfolio. If you want more information on the portfolio's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

Euro conversion

The portfolio invests in foreign securities and could be affected by accounting differences, changes in tax treatment or other issues related to the conversion of certain European currencies into the euro, which is well underway. The advisor is working to address euro-related issues as they occur and understands that other key service providers are taking similar steps. Still, there's some risk that this problem could materially affect the portfolio's operation (including its ability to calculate net asset value and to handle purchases and redemptions), its investments or securities markets in general.

Investment Advisor

Deutsche Investment Management Americas Inc. ("DeIM"), which is part of Deutsche Asset Management, is the investment advisor for the portfolio. Under the supervision of the Board of Trustees, DeIM, with headquarters at 345 Park Avenue, New York, NY, makes the portfolio's investment decisions, buys and sells securities for the portfolio and conducts research that leads to these purchase and sale decisions. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. The portfolio's investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is the marketing name in the U.S. for the asset management activities of Deutsche Bank AG, DeIM, Deutsche Asset Management, Inc., Deutsche Bank Securities, Inc., Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), Deutsche Bank Trust Company Americas and Scudder Trust Company.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

The advisor receives a management fee from the portfolio. For the 12 months through the most recent fiscal year end the portfolio paid 0.75% as a percentage of its average daily net assets.

Portfolio Subadvisor

Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), One Appold Street, London, England, an affiliate of the Advisor, is the subadvisor for the portfolio. DeAMIS provides a full range of international investment advisory services to institutional and retail clients.

--------------------------------------------------------------------------------
Your Investment in the Portfolio


The information in this section may affect anyone who selects this portfolio as an investment option in a variable annuity contract or variable life insurance policy that offers the portfolio. These contracts and policies are described in separate prospectuses issued by participating insurance companies. The portfolio assumes no responsibility for such prospectuses.

Buying and Selling Shares

The information in this prospectus applies to Class A shares of the portfolio. Class A shares are offered at net asset value. The portfolio has another class of shares which is offered separately.

Technically, the shareholders of Scudder Variable Series II are the insurance companies that offer the portfolios as choices for holders of certain variable annuity contracts or variable life insurance policies. These insurance companies effectively pass through the ownership of portfolio shares to their contract and policy holders, and some may pass through voting rights as well. The separate accounts of the participating insurance companies place orders to purchase and redeem shares of each portfolio. These orders reflect the amount of premium payments to be invested, surrender and transfer requests and other matters. Contract owners should look at their separate account prospectuses for redemption procedures and fees.

The portfolio is open for business each day the New York Stock Exchange is open. The portfolio calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

Once an order is received by Scudder Investments Service Company, and it has determined that it is in "good order," it will be processed at the next share price calculated.

The portfolios may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances.

Should any conflict between variable annuity contract and variable life insurance policy holders arise that would require that a substantial amount of net assets be withdrawn from the portfolio, orderly portfolio management could be disrupted to the potential detriment of such contract and policy holders.

Scudder Variable Series II currently does not foresee any disadvantages to the holders of variable annuity contracts or variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Board intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken.

How the Portfolio Calculates Share Price

For the portfolio, the share price is its net asset value per share, or NAV. To calculate NAV, the portfolio uses the following equation:

                     TOTAL ASSETS - TOTAL LIABILITIES
                    ----------------------------------- = NAV
                    TOTAL NUMBER OF SHARES OUTSTANDING

We typically use market prices to value securities. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by the Board. In such a case, the portfolio's value for a security is likely to be different from the last quoted market prices.

To the extent that the portfolio invests in securities that are traded primarily in foreign markets, the value of its holdings could change at a time when you aren't able to buy or sell portfolio shares. This is because some foreign markets are open on days and at times when the portfolio doesn't price its shares.

Distributions

The portfolio intends to declare and distribute dividends from their net investment income and capital gains, if any, annually. The portfolio may make additional distributions if necessary.

All distributions will be reinvested in shares of the portfolios unless we are informed that they should be paid out in cash. Participating insurance companies will be informed about the amount and character of distributions from the relevant portfolio for federal income tax purposes.

Taxes

The portfolio intends to comply with the diversification requirements of Internal Revenue Code section 817(h). By meeting this and other requirements, the participating insurance companies, rather than the holders of variable annuity contracts and variable life insurance policies, should be subject to tax on distributions received with respect to portfolio shares. For further information concerning federal income tax consequences for the holders of variable annuity contracts and variable life insurance policies, such holders should consult the prospectus used in connection with the issuance of their particular contracts or policies.

Distributions of net investment income are treated by shareholders as ordinary income. Long-term capital gains distributions are treated by shareholders as long-term capital gains, regardless of how long they have owned their shares. Short-term capital gains and any other taxable income distributions are treated by shareholders as ordinary income. Participating insurance companies should consult their own tax advisors as to whether such distributions are subject to federal income tax if they are retained as part of policy reserves.

The preceding is a brief summary of certain of the relevant tax considerations. Because each shareholder and contract holder's tax situation is unique, it's always a good idea to ask your tax professional about the tax consequences of your investments.

--------------------------------------------------------------------------------
To Get More Information

Shareholder reports -- These include commentary from the portfolio's management team about recent market conditions and the effects of the portfolio's strategies on its performance. They also have detailed performance figures, a list of everything the portfolio owns, and the portfolio's financial statements. Shareholder reports are available by calling Scudder at (800) 778-1482 or a participating insurance company.

Statement of Additional Information (SAI) -- This tells you more about the portfolio's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

If you'd like to ask for copies of these documents, or if you're a shareholder and have questions, please contact Scudder or the SEC (see below). Materials you get from Scudder are free; those from the SEC involve a copying fee. If you like, you can look over these materials at the SEC's Public Reference Room in Washington, DC or request them electronically at publicinfo@sec.gov.



Scudder Distributors, Inc.                   SEC

222 South Riverside Plaza                    450 Fifth Street, N.W.
Chicago, IL 60606-5808                       Washington, D.C. 20549-0102

(800) 778-1482                               (202) 942-8090

                                             www.sec.gov





                                             SEC File #
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Scudder Variable Series II                   811-5002
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